Exhibit 99.1
November 12, 2026

DeFi Development Corp. Reports Strong Q3 2026 Results; NAV per Share More Than Quadruples and SOL per Share Grows Over 20%
BOCA RATON, FL — November 12, 2026 — DeFi Development Corp. (Nasdaq: DFDV) (the “Company” or “DeFi Dev Corp.”), the first U.S. public company with a treasury strategy built to accumulate and compound Solana (“SOL”), today announced its unaudited financial results for the third quarter ended September 30, 2026, and released its quarterly shareholder letter.

Shareholder Letter Highlights
●SOL per share (“SPS”) increased more than 20% from August 12 through September 30. 2026.
●Net asset value (“NAV”) per share more than quadrupled over the same period, increasing over 300% from August 12 through September 30, 2026.
●Total SOL and SOL equivalents increased to 2,549,137 at September 30, up approximately 10% from the August 12 earnings update.
●SOL-denominated borrowings declined approximately 13%, from 562,000 SOL on August 12 to 487,000 SOL on September 30.
●Cash, cash equivalents, stablecoins, and marketable securities more than doubled from June 30 to September 30, strengthening the Company’s flexibility to fund operations and pursue treasury growth.
●Launched CHAD (Nasdaq: CHAD), establishing a perpetual source of capital intended to grow SOL holdings without issuing common shares, with no stated maturity or scheduled principal repayment.

Recent Developments
●CHAD first closed at its $10 stated amount (“par”) just 48 calendar days after its trading debut, faster than either Strive’s SATA or Strategy’s STRC, measured from trading debut to the first closing price at or above par.
●CHAD’s annual dividend rate increased to 14%, effective November 2, with daily cash dividends when declared. The Company is focused on broadening CHAD’s investor base, deepening liquidity, and scaling issuance on attractive terms.
●Total SOL and SOL equivalents reached 2,609,829 as of November 9, up approximately 13% from August 12, following nine consecutive weeks of SOL purchases.

Read the Shareholder Letter
The full Q3 2026 Shareholder Letter, including financial results, treasury strategy, CHAD credit metrics, and calculation methodologies, is available at: https://defidevcorp.com/earnings.

Management’s business update video will be available at approximately 11:00 a.m. Eastern Time on November 12, 2026, at youtube.com/@DeFiDevCorp, addressing strategic highlights and questions submitted by shareholders and sell-side analysts.

About DeFi Development Corp.
DeFi Development Corp. (Nasdaq: DFDV) has adopted a treasury policy under which the principal holding in its treasury reserve is allocated to SOL. Through this strategy, the Company provides investors with direct economic exposure to SOL, while also actively participating in the growth of the Solana ecosystem. In addition to holding and staking SOL, DeFi Development Corp. operates its own validator infrastructure, generating staking rewards and fees from delegated stake. The Company is also engaged across decentralized finance (DeFi) opportunities and continues to explore innovative ways to support and benefit from Solana’s expanding application layer.
The Company is also an AI-powered online platform that connects the commercial real estate industry by providing value-add services and software subscriptions to multifamily and commercial property professionals, as the Company connects the increasingly complex ecosystem that stakeholders have to manage. The Company’s data and software offerings are generally offered on a subscription basis as software as a service.

Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include statements regarding business strategies and prospects, capital deployment plans, expected cost savings, and expectations regarding future financial and operating metric reporting and targets, including SPS and future SOL price, and can be identified by words such as "anticipate," "intend," "plan," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company's current beliefs, expectations, and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside of the Company's control. The Company's actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) fluctuations in the market price of SOL and any associated losses that the Company may incur as a result of a decrease in the market price of SOL; (ii) a failure for the demand for SOL, or activity on the SOL network, to continue to develop and grow as predicted in our DFDV Model or at all; (iii) volatility in our stock price, including due to future issuances of common stock and securities convertible into common stock; (iv) the effect of and uncertainties related to the ongoing volatility in interest rates; (v) our ability to achieve and maintain profitability in the future; (vi) the impact on our business of the regulatory environment and complexities of complying with such environment including changes in securities laws or other laws or regulations; (vii) changes in the accounting treatment relating to the Company's SOL holdings; (viii) our ability to respond to general economic conditions; (ix) our ability to manage our growth effectively and our expectations regarding the development and expansion of our business; (x) our ability to access sources of capital, including debt financing and other sources of capital to finance operations and growth and (xi) other risks and uncertainties more fully described in the section captioned "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission.

As a result of these matters, changes in facts, assumptions not being realized, or other circumstances, the Company's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. Forward-looking statements contained in this press release are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

SPS and NAV per share are supplemental, management-defined analytical measures used to assess the Company’s treasury strategy and net SOL exposure attributable to common shareholders. The growth comparisons cover August 12 through September 30, 2026. SPS growth uses a constant SOL price of $117.99 and values both convertible notes at outstanding principal. NAV per share growth uses SOL prices of $75.53 and $117.99 on the respective dates and values the July 2030 convertible notes at 64.0% and 66.5% of outstanding principal, respectively; the April 2030 notes remain valued at principal. NAV includes the value of SOL and SOL equivalents, cash, stablecoins, and marketable securities, less SOL-denominated borrowings, convertible debt valued under the applicable methodology, other debt, and preferred equity at its aggregate stated amount. Both comparisons use adjusted common shares outstanding, including shares underlying restricted stock units and vested options, without assuming conversion of convertible debt or including incremental warrant shares. These measures do not represent GAAP book value, liquidation proceeds, or shareholder investment returns. Additional methodology and limitations appear in the shareholder letter.

Investor Contact:
ir@defidevcorp.com

Media Contact:
press@defidevcorp.com